Exhibit 8(vi)(c)

Amendment to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton Distributors, Inc.

COVA Financial Life Insurance Company

MetLife Investors Insurance Company of California

The participation agreement, dated as of September 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and MetLife Investors Insurance Company of California, formerly COVA Financial Life Insurance Company (the “Agreement”) is hereby amended as follows:

Schedules A, B, C, D, E, F and G of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, B, C, D, E, F and G attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of May 1, 2001.

Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Distributors, Inc.

By:	/s/ Karen L. Skidmore	By:	/s/ Philip Kearns
Name:	Karen L. Skidmore	Name:	Philip Kearns
Title:	Assistant Vice President	Title:	Vice President

MetLife Investors Insurance Company of California

By:	/s/ J. Robert Hopson
Name:	J. Robert Hopson
Title:	Senior Vice President & Chief Actuary

Schedule A

The Company

MetLife Investors Insurance Company of California

One Tower Lane, Suite 3000

Oakbrook Terrace, Illinois 60181

Domiciled in California.

Schedule B

Accounts of the Company

1.	Name:	MetLife Investors Variable Annuity Account Five
	Date Established:	March 24, 1992
	SEC Registration Number:	811-07060

2.	Name:	MetLife Investors Variable Life Account Five
	Date Established:	March 24, 1992
	SEC Registration Number:	811-08433

Schedule C

Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance Products Trust	Investment Advisor

Franklin Large Cap Growth Securities Fund Classes 1 and 2	Franklin Advisers, Inc.

Franklin Small Cap Fund Classes 1 and 2	Franklin Advisers, Inc.

Mutual Shares Securities Fund – Classes 1 and 2	Franklin Mutual Advisers, Inc.

Templeton Developing Markets Securities Fund Classes 1 and 2	Templeton Asset Management Ltd.

Templeton Global Income Securities Fund Classes 1 and 2	Franklin Advisers, Inc.

Templeton Growth Securities Fund Classes 1 and 2	Templeton Global Advisers Limited

Templeton International Securities Fund – Classes 1 and 2	Templeton Investment Counsel, LLC

Schedule D

Contracts of the Company

	Contract 1	Contract 2	Contract 3

Contract/Product Name	Custom Select Variable Annuity	COVA Variable Annuity (sold through Edward D. Jones)	COVA SPVL

Registered (Y/N)	Yes	Yes	Yes

SEC Registration Number	333-34817	333-50174	333-37559

Representative Form Numbers	XLCC-648 XLCC-833	XLCC-648 XLCC-833	CC-1075

Separate Account Name/Date Established	MetLife Investors Variable Annuity Account Five	MetLife Investors Variable Annuity Account Five	MetLife Investors Variable Life Account Five

SEC Registration Number	811-07060	811-07060	811-08433

Portfolios and Classes –Adviser

Templeton Developing
Markets Securities Fund
Class 1 (Templeton Asset

Management Ltd.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, LLC)

Mutual Shares Securities
Fund Class 1 (Franklin
Mutual Advisers, LLC)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Templeton Global Income
Securities Fund Class 1
(Franklin Advisers, Inc.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, LLC)

Templeton Growth
Securities Fund Class 1
(Templeton Global
Advisors Limited.)

Franklin Large Cap
Growth Securities Fund
Class 1 (Franklin Advisers,
Inc.)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Templeton Global Income
Securities Fund Class 1
(Franklin Advisers, Inc.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, LLC)

Templeton Growth
Securities Fund Class 1
(Templeton Global
Advisors Limited.)

Franklin Large Cap
Growth Securities Fund
Class 1 (Franklin Advisers,
Inc.)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Schedule D cont.

Contracts of the Company

	Contract 4	Contract 5	Contract 6

Contract/Product Name	Custom Select Flex VUL	COVA VA Series A	Premier Advisor Variable Annuity

Registered (Y/N)	Yes	Yes	Yes

SEC Registration Number	333-83183 (Single) 333-83203 (Joint & Last Survivor)	333-90407	333-50174

Representative Form Numbers	CCP00104 (Single) CCP00204 (Joint & Last Survivor)	CC-4181	XLCC-648 XLCC-833

Separate Account Name/Date Established	MetLife Investors Variable Life Account Five	MetLife Investors Variable Annuity Account Five	MetLife Investors Variable Annuity Account Five

SEC Registration Number	811-08433	811-07060	811-07060

Portfolios and Classes –Adviser

Templeton Developing
Markets Securities Fund
Class 1 (Templeton Asset
Management Ltd.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, LLC)

Mutual Shares Securities
Fund Class 1 (Franklin
Mutual Advisers, LLC)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Templeton Global Income
Securities Fund Class 1
(Franklin Advisers, Inc.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, LLC)

Templeton Growth
Securities Fund Class 1
(Templeton Global
Advisors Limited.)

Franklin Large Cap
Growth Securities Fund
Class 1 (Franklin Advisers,
Inc.)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Templeton Developing
Markets Securities Fund
Class 1 (Templeton Asset
Management Ltd.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, LLC)

Templeton Growth
Securities Fund Class 1
(Templeton Global
Advisors Limited.)

Mutual Shares Securities
Fund – Class 1 (Franklin
Mutual Advisers, LLC)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Schedule D cont.

Contracts of the Company

	Contract 7	Contract 8	Contract 9

Contract/Product Name	Navigator Variable Annuity	MetLife Investors Variable Annuity Class AA (sold only through A.G. Edwards)	MetLife Investors Variable Annuity Class A (sold only through Edward Jones)

Registered (Y/N)	Yes	Yes	Yes

SEC Registration Number	333-34817	333-54016	333-54386

Representative Form Numbers	XLCC-648 XLCC-833	9010	9150

Separate Account Name/Date Established	MetLife Investors Variable Annuity Account Five	MetLife Investors Variable Annuity Account Five	MetLife Investors Variable Annuity Account Five

SEC Registration Number	811-07060	811-07060	811-07060

Portfolios and Classes—Adviser

Templeton Developing Markets Securities Fund
Class 1 (Templeton Asset Management Ltd.)

Templeton International Securities Fund Class 1 (Templeton Investment Counsel, LLC)

Mutual Shares Securities
Fund Class 1 (Franklin
Mutual Advisers, LLC)

Franklin Small Cap Fund Class 1 (Franklin Advisers, Inc.)

Templeton Developing
Markets Securities Fund
Class 2 (Templeton Asset
Management Ltd.)

Templeton International
Securities Fund Class 2
(Templeton Investment
Counsel, LLC)

Mutual Shares Securities
Fund Class 2 (Franklin
Mutual Advisers, LLC)

Franklin Small Cap Fund
Class 2 (Franklin Advisers,
Inc.)

Templeton Global Income
Securities Fund Class 2
(Franklin Advisers, Inc.)

Templeton International
Securities Fund Class 2
(Templeton Investment
Counsel, LLC)

Templeton Growth
Securities Fund Class 2
(Templeton Global
Advisors Limited.)

Franklin Large Cap
Growth Securities Fund
Class 2 (Franklin Advisers, Inc.)

Franklin Small Cap Fund
Class 2 (Franklin Advisers,
Inc.)

Schedule D cont.

Contracts of the Company

Contract 10

Contract/Product Name	MetLife Investors VA Class B (sold only through Edward Jones)

Registered (Y/N)	Yes

SEC Registration Number	333-54016

Representative Form Numbers	9010

Separate Account Name/Date Established	COVA Variable Annuity Account Five

SEC Registration Number	811-07060

Portfolios and Classes –Adviser

Templeton Global Income
Securities Fund Class 2
(Franklin Advisers, Inc.)

Templeton International
Securities Fund Class 2
(Templeton Investment
Counsel, LLC)

Templeton Growth
Securities Fund Class 2
(Templeton Global
Advisors Limited.)

Franklin Large Cap
Growth Securities Fund
Class 2 (Franklin Advisers, Inc.)

Franklin Small Cap Fund
Class 2 (Franklin Advisers,
Inc.)

Schedule E

Other Portfolios Available under the Contracts

AIM VARIABLE INSURANCE FUNDS, INC.

AIM VI Capital Appreciation Fund

AIM VI International Equity Fund

AIM VI Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Premier Growth Portfolio

Real Estate Investment Portfolio

MET INVESTORS SERIES FUND

Small Cap Stock Portfolio

Large Cap Stock Portfolio

Select Equity Portfolio

International Equity Portfolio

Quality Bond Portfolio

Bond Debenture Portfolio

Large Cap Research Portfolio

Developing Growth Portfolio

Mid Cap Value Portfolio

Lord Abbett Growth & Income Portfolio

GENERAL AMERICAN CAPITAL COMPANY

Money Market Fund

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Growth and Income Fund

Goldman Sachs International Equity Fund

Goldman Sachs Global Income Fund

INVESTORS FUND SERIES

Kemper Small Cap Value Portfolio

Kemper Government Securities Portfolio

Kemper Small Cap Growth Portfolio

Kemper-Dreman High Return Equity Portfolio

AMERICAN CENTURY

Income and Growth

International

Value

LIBERTY VARIABLE INVESTMENT TRUST

Newport Tiger, Variable Series

LORD ABBETT SERIES FUND, INC.

Growth and Income Portfolio

MFS VARIABLE INSURANCE TRUST

MFS Emerging Growth Series

MFS Research Series

MFS Growth with Income Series

MFS High Income Series

MFS World Governments Series

MFS/Foreign & Colonial Emerging Markets Equity Series

MFS/Bond Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer High Income Fund

Oppenheimer Bond Fund

Oppenheimer Growth Fund

Oppenheimer Growth & Income Fund

Oppenheimer Strategic Bond Fund

PUTNAM VARIABLE TRUST

Putnam VT Growth and Income Fund

Putnam VT International Growth Fund

Putnam VT International New Opportunities Fund

Putnam VT New Value Fund

Putnam VT Vista Fund

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

VIP Growth

VIP Equity-Income

VIP Growth Opportunities

VIP Growth & Income

VARIABLE INSURANCE PRODUCTS FUND ii

VIP II Contrafund

METROPOLITAN SERIES FUND, INC.

International Stock

Large Cap Growth

DREYFUS STOCK INDEX FUN

DREYFUS VARIABLE INVESTMENT FUND

Appreciation

Discipline Stock

INVESCO VARIABLE INVESTMENT FUNDS

Dynamics

High Yield

PIMCO VARIABLE INSURANCE TRUST

High Yield Bond

Low Duration Bond

Stocksplus Growth & Income

Total Return Bond

SCUDDER VARIABLE INVESTMENT FUND

International

NEW ENGLAND ZENITH FUND

Davis Venture Value

Schedule F

Rule 12b-1 Plans

Compensation Schedule

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2’s average daily net assets represented by shares of Class 2.

Portfolio Name	Maximum Annual Payment Rate
Franklin Small Cap Fund	0.25%
Franklin Large Cap Growth Securities Fund	0.25%
Mutual Shares Securities Fund	0.25%
Templeton Developing Markets Securities Fund	0.25%
Templeton Global Income Securities Fund	0.25%
Templeton Growth Securities Fund	0.25%
Templeton International Securities Fund	0.25%

Agreement Provisions

If the Company, on behalf of any Account, purchases Trust Portfolio shares (“Eligible Shares”) which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the “Plan”), the Company may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively “you”) provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares (“Rule 12b-1 Services”) or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, “we”) may pay you a Rule 12b-1 fee. “Rule 12b-1 Services” may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares (“Contract Owners”), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the “annual maximums” in the Portfolio’s prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio’s net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust’s Boards of Trustees (“Trustees”) with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement (“Disinterested Trustees”). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days’ written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio’s Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

Schedule G

Addresses for Notices

To the Company:	MetLife Investors Insurance Company of California
One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois 60181
	Attention:	General Counsel

To the Trust:	Franklin Templeton Variable Insurance Products Trust
777 Mariners Island Boulevard
San Mateo, California 94404
	Attention:	Murray Simpson, General Counsel
	Copy:	Karen L. Skidmore

To the Underwriter:	Franklin Templeton Distributors, Inc.
777 Mariners Island Boulevard
San Mateo, California 94404
	Attention:	Murray Simpson, General Counsel
	Copy:	Karen L. Skidmore